                        ANNUAL REPORT / OCTOBER 31, 2001

                             AIM GLOBAL ENERGY FUND

                                 [COVER IMAGE]

                                   [AIM LOGO]

                            --Registered Trademark--

                            AIM GLOBAL ENERGY FUND

                                 [COVER IMAGE]

                      ------------------------------------

              OLIVE TREES: YELLOW SKY WITH SUN BY VINCENT VAN GOGH

People have always depended on the earth's resources for our survival and well-being. From olive trees to oil fields, the world's riches are being explored and developed as never before. Now trading in a global market, energy from every part of the world continues to power modern societies.

                      ------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Energy Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The "free" index represents actual buyable opportunities for global investors.
o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM GLOBAL ENERGY FUND


                   DEAR FELLOW SHAREHOLDER:

                   We understand how challenging the fiscal year covered by
[PHOTO OF          this report--October 31, 2000, to October 31, 2001--has
ROBERT H.          been. Even before September's terrorist attacks, the
GRAHAM]            slowdown in the economy and equity markets had been more
                   persistent than anyone anticipated. Domestically, the S&P
                   500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World
                   Index declined 25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets, fixed-
                   income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
As the global economy slowed, demand for energy declined, negatively affecting your fund. For example, Class A shares of AIM Global Energy Fund posted a total return of -13.42% at net asset value for the fiscal year. This represented relatively strong performance compared to both domestic and global equity markets. However, because of its focus on the energy sector, your fund carries more volatility risk than a more diversified fund.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

                            AIM GLOBAL ENERGY FUND


DECLINING OIL PRICES HURT FUND PERFORMANCE

HOW DID AIM GLOBAL ENERGY FUND PERFORM DURING THE FISCAL YEAR?
Falling oil prices related to slowing economic growth in the United States and elsewhere hurt fund performance. For the fiscal year, the fund's Class A, Class B and Class C shares returned -13.42%, -13.89% and -13.80%, respectively, excluding sales charges.
    The fund's former benchmark index, the MSCI All Country (AC) World Index, returned -25.16% for the fiscal year, reflecting the poor performance of stocks in the United States and in many other world markets. Keep in mind, however, that the MSCI AC World Index is a broad market index that encompasses stocks from many sectors. The fund, by comparison, invests chiefly in energy and energy-related stocks.

WHAT WERE THE MAJOR TRENDS IN THE ECONOMY AND THE FINANCIAL MARKETS DURING THE FISCAL YEAR?
The economy remained weak even as the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates and Congress approved $38 billion in tax rebates to 92 million Americans. In nine separate rate cuts, the Fed reduced interest rates from 6.5% to 2.5% (the lowest since 1962), hoping that lower interest rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded. Indeed, U.S. gross domestic product (the broadest measure of economic activity) declined from a robust annualized rate of 5.6% in the second quarter of 2000 to an anemic annualized rate of 0.3% in the second quarter of 2001--and revised estimates indicated the economy contracted at an annualized rate of 1.1% in the third quarter of 2001. To escape stock market volatility, many investors increased their fixed-income holdings.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow Jones Industrial Average experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets eventually strengthened and recouped most or all of their losses by the end of October.

WHAT WERE THE MAJOR TRENDS IN THE ENERGY SECTOR?
Slowing economies require less energy to power them, and that fact was clearly demonstrated this year. OPEC, whose member nations account for roughly 40% of world oil production, cut production in January, March and September in an effort to keep world oil prices within its self-imposed $22-$28 per barrel price target. Its efforts were largely unsuccessful. Russia, not a cartel member, proved to be a thorn in OPEC's side for much of 2001. Eager to sell its own substantial energy reserves to raise hard currency, Russia did not match OPEC's production cuts, angering oil-producing nations but pleasing oil-consuming nations.
    While oil prices typically spike during times of international tension, the terrorist attacks of September 11 had the opposite

-------------------------------------------------------------------------------

YOUR FUND AT A GLANCE

AIM Global Energy Fund seeks long-term growth of capital by investing primarily in common stocks of leading companies in energy or energy-related industries.

                                 [COVER IMAGE]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Seeks exposure to areas of the energy industry best positioned to benefit from demand-growth trends

o   Principally invests in energy or energy-related stocks

o   Allows investors to participate in the long-term growth of the energy sector

-------------------------------------------------------------------------------

YOUR FUND'S INVESTMENT FOCUS

OIL
Companies that explore for, produce,
develop, refine, manage, store or
distribute oil

NATURAL GAS
Companies that explore for, store or
distribute natural gas

OIL SERVICES
Companies that manufacture equipment
for or provide services to the oil and gas industry

ENERGY MERCHANTS
Unregulated electrical generators that sell power across jurisdictions

POWER TECHNOLOGY
Companies that provide reliable,
uninterruptible, low-cost power

                            AIM GLOBAL ENERGY FUND

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES                                   TOP COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. BP Prudhoe Bay Royalty Trust        3.8%      1.  Oil & Gas Exploration & Production   16.8%      1.  United States      48.4%

 2. Zargon Oil & Gas Ltd. (Canada)      3.8       2.  Oil & Gas Equipment & Services       11.5       2.  Canada             35.7

 3. BJ Services Co.                     3.7       3.  Oil & Gas Drilling                   11.4       3.  France              2.1

 4. Transocean Sedco Forex Inc.         3.6       4.  Electric Utilities                    9.4       4.  Netherlands         1.9

 5. XTO Energy, Inc.                    3.1       5.  Integrated Oil & Gas                  8.7       5.  Denmark             1.4

 6. NRG Energy, Inc.                    2.9       6.  Diversified Metals & Mining           8.4       6.  Ireland             1.3

 7. Calpine Corp.                       2.7       7.  Mutual Funds                          4.9

 8. Precision Drilling Corp. (Canada)   2.6       8.  Multi-Utilities                       4.0

 9. Nabors Industries, Inc.             2.5       9.  Electrical Components & Equipment     2.3

10. Canadian Oil Sands Trust (Canada)   2.5      10.  Industrial Gases                      2.1

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

effect. The attacks seemed likely to further weaken the already struggling economies of the United States and its trading partners. Following the incident, both U.S. and foreign airlines cut back their flight schedules because so many people were reluctant to fly. Many large U.S. airlines cut their schedules by 20%, sharply reducing demand for aviation fuel.
    Like oil prices, natural gas prices declined during the fiscal year--and the weakening economy was to blame. Many electric power plants use natural gas, and as the economy slowed, demand for electricity slowed as well. Indeed in its Short-Term Energy Outlook released in October, the U.S. Energy Information Administration predicted that demand for electricity in 2001 would be below 2000 levels, and that industrial demand for electricity would likely fall 4.4% from 2000 to 2001.

WHAT CHANGES WERE MADE TO THE FUND DURING THE YEAR?
Shareholders approved a proposal to rename the fund from AIM Global Resources Fund to AIM Global Energy Fund to reflect its narrowed investment focus. The name change was effective September 1, and the fund now invests in energy and energy-related holdings--a subset of its previous investment universe. Due to the fund's new, narrower investment focus, AIM Global Energy Fund may potentially have a higher risk than AIM Global Resources Fund. (For a complete listing of AIM funds and their relative risk, see the back cover of this report.) The box on page 2 outlines the fund's new investment focus.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
The economy remained weak, corporate earnings "visibility" remained clouded and unemployment continued to rise. The nation's unemployment rate rose from 4.9% in September to 5.4% in October as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive economic signs--signs that caused the markets to rise in October. An economic stimulus package was being debated in Congress and the Fed maintained its bias toward cutting interest rates. The government was stepping up its security efforts at home while the military was pounding terrorist sites in Afghanistan. Inflation remained low and there was a considerable amount of cash in money market accounts that could potentially be deployed back into stocks.
    Some market watchers suggested the markets' October rebound might signal not only the start of a sustained market recovery, but also the beginning of a recovery in the U.S. economy. Such recoveries, were they to come about, would be good news for investors, particularly those in economically sensitive energy-related areas.

          See important fund and index disclosures inside front cover.

                            AIM GLOBAL ENERGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

================================================================================
CLASS A SHARES
 Inception (5/31/94)         -0.65%
  5 Years                    -9.10
  1 Year                    -17.54

CLASS B SHARES
 Inception (5/31/94)         -0.49%
  5 Years                    -9.01
  1 Year                    -18.19

CLASS C SHARES
 Inception (3/1/99)           0.89%
  1 Year                    -14.67

In addition to fund returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were as follows. Class A shares, inception (5/31/94), -1.59%; five years, -10.04%; one year, -28.94%. Class B shares, inception (5/31/94), -1.42%; five years, -9.95%;
one year, -29.45%. Class C shares, inception (3/1/99), -1.73%; one year, -26.40%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
[HYPO CHART]

5/31/94-10/31/01

================================================================================

       FUND,      FUND,     MSCI AC      MSCI AC
       CLASS B    CLASS A   WORLD FREE   WORLD
 5/94  10,000      9,525    10,000       10,000
       10,132      9,659    10,171       10,187
10/94  10,831     10,342    10,549       10,575
        9,512      9,099     9,920        9,927
 4/95   9,861      9,441    10,867       10,844
       10,580     10,143    11,521       11,467
10/95   9,957      9,558    11,386       11,329
       11,324     10,879    12,368       12,261
 4/96  13,754     13,237    12,918       12,857
       13,071     12,581    12,516       12,439
10/96  15,176     14,627    13,190       13,099
       15,922     15,375    13,924       13,818
 4/97  12,795     12,370    14,276       14,180
       15,619     15,123    16,621       16,502
10/97  18,508     17,938    15,309       15,161
       13,459     13,069    16,094       15,923
 4/98  14,429     14,015    18,097       17,898
       11,140     10,845    18,078       17,862
10/98  10,133      9,863    17,303       17,094
        9,737      9,493    19,596       19,351
 4/99  11,622     11,348    20,826       20,600
       11,651     11,384    21,005       20,799
10/99  11,162     10,926    21,804       21,607
       11,369     11,143    23,042       22,886
 4/00  11,143     10,936    23,533       23,350
       10,746     10,558    23,001       22,835
10/00  11,200     11,009    21,975       21,792
       11,426     11,253    21,490       21,316
 4/01  12,680     12,507    19,694       19,532
       10,407     10,272    18,581       18,423
10/01   9,644      9,529    16,450       16,309


                                                           Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Global Energy Fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 5/31/94-10/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. Market indexes such as the MSCI All Country (AC) World Index and the MSCI All Country (AC) World Free Index are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index results do not reflect the effects of taxes either.
    Beginning with this reporting period, performance of AIM Global Energy Fund will be compared to the MSCI AC World Free Index. The fund will no longer measure its performance against the MSCI AC World Index, the index published in previous reports to shareholders. Morgan Stanley no longer supports the MSCI AC World Index; a "free" index represents actual buyable opportunities for global investors. Because this is the first reporting period using the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

                            AIM GLOBAL ENERGY FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                             MARKET
                                                SHARES        VALUE
DOMESTIC COMMON STOCKS-48.36%

AGRICULTURAL PRODUCTS-0.47%

Bunge Ltd.                                         6,700   $   118,054
======================================================================

CONSTRUCTION & ENGINEERING-1.34%

Quanta Services, Inc.(a)                          15,700       238,640
----------------------------------------------------------------------
Shaw Group Inc. (The)(a)                           3,600        99,000
======================================================================
                                                               337,640
======================================================================

DIVERSIFIED METALS & MINING-2.32%

Alliance Resource Partners, L.P.                  12,200       304,756
----------------------------------------------------------------------
Peabody Energy Corp.                               9,300       279,000
======================================================================
                                                               583,756
======================================================================

ELECTRIC UTILITIES-9.40%

Allegheny Energy, Inc.                            13,700       500,735
----------------------------------------------------------------------
Calpine Corp.(a)                                  27,400       678,150
----------------------------------------------------------------------
FirstEnergy Corp.                                  5,000       172,300
----------------------------------------------------------------------
NRG Energy, Inc.(a)                               40,600       717,402
----------------------------------------------------------------------
PPL Corp.                                          2,800        95,620
----------------------------------------------------------------------
Reliant Energy, Inc.                               7,200       201,240
======================================================================
                                                             2,365,447
======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.67%

FuelCell Energy, Inc.(a)                          10,800       168,804
======================================================================

HEAVY ELECTRICAL EQUIPMENT-0.58%

Capstone Turbine Corp.(a)                          9,400        47,658
----------------------------------------------------------------------
Global Power Equipment Group Inc.(a)               6,600        98,934
======================================================================
                                                               146,592
======================================================================

INTEGRATED OIL & GAS-2.51%

Conoco Inc.                                       19,200       493,440
----------------------------------------------------------------------
Equitable Resources, Inc.                          4,200       138,222
======================================================================
                                                               631,662
======================================================================

MARINE-1.33%

General Maritime Corporation(a)                   35,800       334,730
======================================================================

MULTI-UTILITIES-3.98%

Dynegy Inc.-Class A                                6,300       226,170
----------------------------------------------------------------------
Enron Corp.                                       15,200       211,280
----------------------------------------------------------------------
NewPower Holdings, Inc.(a)                        46,200        42,504
----------------------------------------------------------------------
UtiliCorp United Inc.                             17,600       521,488
======================================================================
                                                             1,001,442
======================================================================

OIL & GAS DRILLING-8.78%

ENSCO International Inc.                          14,800       293,040
----------------------------------------------------------------------
Nabors Industries, Inc.(a)                        20,500       630,170
----------------------------------------------------------------------
Pride International, Inc.(a)                      30,000       385,800
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
OIL & GAS DRILLING-(CONTINUED)

Transocean Sedco Forex Inc.                       29,900   $   901,485
======================================================================
                                                             2,210,495
======================================================================

OIL & GAS EQUIPMENT & SERVICES-10.06%

BJ Services Co.(a)                                36,200       926,358
----------------------------------------------------------------------
Hydril Company(a)                                 23,500       474,700
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                      62,700       545,490
----------------------------------------------------------------------
Oceaneering International, Inc.(a)                11,200       218,400
----------------------------------------------------------------------
Weatherford International, Inc.(a)                10,700       366,261
======================================================================
                                                             2,531,209
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-6.92%

BP Prudhoe Bay Royalty Trust                      70,000       961,800
----------------------------------------------------------------------
XTO Energy, Inc.                                  43,400       781,200
======================================================================
                                                             1,743,000
======================================================================
    Total Domestic Common Stocks (Cost
      $16,010,034)                                          12,172,831
======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-42.47%

CANADA-35.71%

Aber Diamond Corp. (Precious Metals &
  Minerals)(a)                                    20,400       214,054
----------------------------------------------------------------------
Cameco Corp. (Diversified Metals & Mining)        24,600       555,734
----------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                       21,000       561,119
----------------------------------------------------------------------
Canadian Oil Sands Trust (Mutual Funds)(a)        25,300       629,036
----------------------------------------------------------------------
Chemtrade Logistics Income Fund (Mutual
  Funds)                                          87,900       597,545
----------------------------------------------------------------------
Compton Petroleum Corp. (Oil & Gas
  Exploration & Production)(a)                    80,700       236,203
----------------------------------------------------------------------
CP Railway Ltd. (Railroads)(a)                    11,400       191,949
----------------------------------------------------------------------
Fording Inc. (Diversified Metals & Mining)(a)     26,584       411,636
----------------------------------------------------------------------
Freehold Royalty Trust (Diversified Financial
  Services)                                       85,600       493,007
----------------------------------------------------------------------
Gabriel Resources Ltd. (Diversified Metals &
  Mining)(a)                                     232,900       564,402
----------------------------------------------------------------------
Husky Energy Inc. (Integrated Oil & Gas)          37,900       429,408
----------------------------------------------------------------------
PanCanadian Energy Corp. (Oil & Gas
  Exploration & Production)(a)                    15,595       433,876
----------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)(a)            11,000       282,841
----------------------------------------------------------------------
Placer Dome Inc. (Gold)                           28,700       332,398
----------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas
  Drilling)(a)                                    25,700       655,644
----------------------------------------------------------------------
ShawCor Ltd.(Oil & Gas Equipment &
  Services)(a)                                    41,200       372,141
----------------------------------------------------------------------
Shell Canada Ltd. (Integrated Oil & Gas)(a)       13,900       371,845
----------------------------------------------------------------------
Stuart Energy Systems Corp. (Electrical
  Components & Equipment)(a)                     100,000       402,845
----------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                      8,500       298,813
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
CANADA-(CONTINUED)

Zargon Oil & Gas Ltd. (Oil & Gas Exploration
  & Production)(a)                               213,600   $   954,592
======================================================================
                                                             8,989,088
======================================================================

DENMARK-1.42%

Vestas Wind Systems A.S. (Heavy Electrical
  Equipment)                                      11,400       358,471
======================================================================

FRANCE-2.12%

L'Air Liquide S.A. (Industrial Gases)              3,960       533,976
======================================================================

NETHERLANDS-1.93%

Royal Dutch Petroleum Co.-ADR (Integrated Oil
  & Gas)                                           9,600       484,896
======================================================================

IRELAND-1.29%

Jefferson Smurfit Group PLC-ADR (Paper
  Products)                                       16,500       323,400
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $11,891,918)                          10,689,831
======================================================================

                                                             MARKET
                                                SHARES        VALUE

MONEY MARKET FUNDS-9.97%

STIC Liquid Assets Portfolio(b)                1,255,146   $ 1,255,146
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,255,146     1,255,146
======================================================================
    Total Money Market Funds (Cost
      $2,510,292)                                            2,510,292
======================================================================
TOTAL INVESTMENTS-100.80% (Cost $30,412,244)                25,372,954
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.80%)                         (201,777)
======================================================================
NET ASSETS-100.00%                                         $25,171,177
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $30,412,244)*                                  $25,372,954
------------------------------------------------------------
Foreign currencies, at value (cost $4,218)             4,187
------------------------------------------------------------
Receivables for:
  Fund shares sold                                     5,467
------------------------------------------------------------
  Dividends                                           35,721
------------------------------------------------------------
Collateral for securities loaned                     255,081
------------------------------------------------------------
Other assets                                          34,816
============================================================
    Total assets                                  25,708,226
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             182,274
------------------------------------------------------------
  Collateral upon return of securities loaned        255,081
------------------------------------------------------------
Accrued distribution fees                             22,960
------------------------------------------------------------
Accrued trustees' fees                                 1,032
------------------------------------------------------------
Accrued transfer agent fees                           13,183
------------------------------------------------------------
Accrued operating expenses                            62,519
============================================================
    Total liabilities                                537,049
============================================================
Net assets applicable to shares outstanding      $25,171,177
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $12,224,073
____________________________________________________________
============================================================
Class B                                          $12,010,100
____________________________________________________________
============================================================
Class C                                          $   937,004
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,155,312
____________________________________________________________
============================================================
Class B                                            1,174,068
____________________________________________________________
============================================================
Class C                                               91,497
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     10.58
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.58 divided
      by 95.25%)                                 $     11.11
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     10.23
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     10.24
____________________________________________________________
============================================================

* At October 31, 2001, securities with an aggregate market value of $247,003 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $34,357)                                       $   600,695
------------------------------------------------------------
Dividends from affiliated money market funds          62,099
------------------------------------------------------------
Interest                                                 800
------------------------------------------------------------
Security lending income                               13,926
============================================================
    Total investment income                          677,520
============================================================

EXPENSES:

Advisory fees                                        269,728
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        17,024
------------------------------------------------------------
Distribution fees -- Class A                          64,775
------------------------------------------------------------
Distribution fees -- Class B                         138,655
------------------------------------------------------------
Distribution fees -- Class C                           8,438
------------------------------------------------------------
Transfer agent fees                                  142,121
------------------------------------------------------------
Trustees' fees                                        10,929
------------------------------------------------------------
Other                                                156,900
============================================================
    Total expenses                                   858,570
============================================================
Less: Fees waived                                   (231,238)
------------------------------------------------------------
    Expenses paid indirectly                            (454)
============================================================
    Net expenses                                     626,878
============================================================
Net investment income                                 50,642
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            1,687,373
------------------------------------------------------------
  Foreign currencies                                  (7,804)
============================================================
                                                   1,679,569
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (6,590,280)
------------------------------------------------------------
  Foreign currencies                                      63
============================================================
                                                  (6,590,217)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (4,910,648)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(4,860,006)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $     50,642    $    (28,282)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           1,679,569        (439,831)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (6,590,217)        603,048
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (4,860,006)        134,935
==========================================================================================
Share transactions-net:
  Class A                                                        1,813,664      (3,338,400)
------------------------------------------------------------------------------------------
  Class B                                                          691,805      (6,401,000)
------------------------------------------------------------------------------------------
  Class C                                                          725,619         428,516
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --         (22,444)
==========================================================================================
    Net increase (decrease) in net assets                       (1,628,918)     (9,198,393)
==========================================================================================

NET ASSETS:

  Beginning of year                                             26,800,095      35,998,488
==========================================================================================
  End of year                                                 $ 25,171,177    $ 26,800,095
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 52,082,179    $ 48,851,091
------------------------------------------------------------------------------------------
  Undistributed net investment income                               42,839              --
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (21,913,693)    (23,601,065)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (5,040,148)      1,550,069
==========================================================================================
                                                              $ 25,171,177    $ 26,800,095
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Energy Fund, formerly AIM Global Resources Fund, (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. At a meeting held on June 12, 2001, the Board of Trustees approved a restructuring of the Fund to eliminate the master-feeder structure. The Fund, which had invested substantially all of its investable assets in Global Resources Portfolio (the "Portfolio"), a Delaware business trust, would now invest directly in the securities in which the Portfolio had invested. The restructuring of the Fund was approved by Shareholders of the Fund at a meeting held on August 17, 2001 and was completed on September 10, 2001.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").



   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.



   On October 31, 2001, undistributed net investment income was decreased by $7,803 and undistributed net realized gains increased by $7,803 as a result of differing book/tax treatment of foreign currency reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.



   The Fund's capital loss carryforward of $21,843,018 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $20,054,017   October 31, 2006
   ------------------------------
     1,450,461   October 31, 2007
   ------------------------------
       338,540   October 31, 2008
   ==============================
   $21,843,018
    _____________________________
   ==============================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $231,238.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $89,858 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $64,775, $138,655 and $8,438, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $9,649 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $9,193 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of

$454 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $454.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $247,003 were on loan to brokers. The loans were secured by cash collateral of $255,081 received by the Portfolio and invested in affiliated money market funds as follows:
$127,541 in STIC Liquid Assets Portfolio and $127,540 in STIC Prime Portfolio. For the year ended October 31, 2001, the Portfolio received fees of $13,926 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $51,241,942 and $49,118,403, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $   904,567
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,043,381)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    $(5,138,814)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $30,511,768.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                        2001                     2000
                                               ----------------------   ----------------------
                                                SHARES      AMOUNT       SHARES      AMOUNT
                                               --------   -----------   --------   -----------
Sold:
  Class A                                       737,964   $ 9,417,339    434,021   $ 5,508,796
----------------------------------------------------------------------------------------------
  Class B                                       548,545     6,880,493    255,733     3,154,314
----------------------------------------------------------------------------------------------
  Class C                                       111,491     1,402,897     77,757       964,884
----------------------------------------------------------------------------------------------
  Advisor Class *                                    --            --      1,495       269,584
==============================================================================================
Conversion of Advisor Class shares to Class A
  shares:**
  Class A                                            --            --     16,352       194,590
----------------------------------------------------------------------------------------------
  Advisor Class *                                    --            --    (16,069)     (194,590)
==============================================================================================
Reacquired:
  Class A                                      (616,551)   (7,603,675)  (708,505)   (9,041,786)
----------------------------------------------------------------------------------------------
  Class B                                      (528,940)   (6,188,688)  (792,579)   (9,555,314)
----------------------------------------------------------------------------------------------
  Class C                                       (58,126)     (677,278)   (43,052)     (536,368)
----------------------------------------------------------------------------------------------
  Advisor Class*                                     --            --     (7,719)      (97,438)
==============================================================================================
                                                194,383   $ 3,231,088   (782,566)  $(9,333,328)
______________________________________________________________________________________________
==============================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                ----------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                ----------------------------------------------------
                                                                2001(a)    2000(a)    1999(a)    1998(a)     1997(a)
                                                                -------    -------    -------    --------    -------
Net asset value, beginning of period                            $ 12.22    $ 12.12    $ 10.95    $  20.65    $ 17.43
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.05       0.02       0.02       (0.11)     (0.25)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.69)      0.08       1.15       (8.91)      4.08
====================================================================================================================
    Total from investment operations                              (1.64)      0.10       1.17       (9.02)      3.83
====================================================================================================================
Less distributions:
  Dividends from net investment income                               --         --         --       (0.19)        --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         --         --       (0.49)     (0.61)
====================================================================================================================
    Total distributions                                              --         --         --       (0.68)     (0.61)
====================================================================================================================
Net asset value, end of period                                  $ 10.58    $ 12.22    $ 12.12    $  10.95    $ 20.65
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  (13.42)%     0.74%     10.68%     (45.02)%    22.64%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,224    $12,638    $15,664    $ 19,463    $69,975
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.00%(c)    2.00%     2.00%       1.98%      2.03%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.84%(c)    2.80%     2.30%       2.29%      2.13%
====================================================================================================================
Ratio of net investment income (loss) to average net assets        0.45%(c)    0.18%     0.19%      (0.75)%    (1.41)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                             189%       105%       123%        201%       321%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $12,955,102.

                                                                                      CLASS B
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                2001(a)    2000(a)    1999(a)    1998(a)    1997(a)
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $ 11.88    $ 11.84    $ 10.75    $ 20.37    $ 17.29
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)     (0.04)     (0.04)     (0.18)     (0.33)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.64)      0.08       1.13      (8.76)      4.02
===================================================================================================================
    Total from investment operations                              (1.65)      0.04       1.09      (8.94)      3.69
===================================================================================================================
Less distributions:
  Dividends from net investment income                               --         --         --      (0.19)        --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         --         --      (0.49)     (0.61)
===================================================================================================================
    Total distributions                                              --         --         --      (0.68)     (0.61)
===================================================================================================================
Net asset value, end of period                                  $ 10.23    $ 11.88    $ 11.84    $ 10.75    $ 20.37
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                  (13.89)%     0.34%     10.14%    (45.25)%    21.99%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,010    $13,710    $20,019    $28,996    $86,812
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.50%(c)    2.50%     2.50%      2.48%      2.53%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              3.34%(c)    3.30%     2.80%      2.79%      2.63%
===================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.05)%(c)   (0.32)%   (0.31)%   (1.25)%    (1.91)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             189%       105%       123%       201%       321%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $13,865,464.

                                                                                     CLASS C
                                                                -------------------------------------------------
                                                                                               MARCH 1, 1999
                                                                                                (DATE SALES
                                                                YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                                -----------------------         OCTOBER 31,
                                                                2001(a)         2000(a)           1999(a)
                                                                --------        -------    ----------------------
Net asset value, beginning of period                            $ 11.88         $11.84             $10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)         (0.04)             (0.03)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.63)          0.08               1.87
=================================================================================================================
    Total from investment operations                              (1.64)          0.04               1.84
=================================================================================================================
Net asset value, end of period                                  $ 10.24         $11.88             $11.84
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                  (13.80)%         0.34%             18.40%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   937         $  453             $   41
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.50%(c)       2.50%              2.50%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              3.34%(c)       3.30%              2.80%(d)
=================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.05)%(c)     (0.32)%            (0.31)%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                             189%           105%               123%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $843,811.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Energy Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Energy Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Resources Fund (the "Fund"), now known as AIM Global Energy Fund, a portfolio of AIM Investment Funds, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions of the Fund.

(4)  To approve making the investment objective of the Fund non-fundamental.

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                          Withheld/
       Trustees/ Matter                                Votes For         Abstentions
       ----------------                                ---------         -----------
(1)*   Robert H. Graham.............................  104,314,837         3,884,079
       Frank S. Bayley..............................  104,294,972         3,903,944
       Ruth H. Quigley..............................  104,221,667         3,977,249
       Bruce L. Crockett............................  104,316,746         3,882,170
       Owen Daly II.................................  104,133,611         4,065,305
       Albert R. Dowden.............................  104,333,638         3,865,278
       Edward K. Dunn, Jr. .........................  104,246,262         3,952,654
       Jack M. Fields...............................  104,345,696         3,853,220
       Carl Frischling..............................  104,193,869         4,005,047
       Prema Mathai-Davis...........................  104,249,127         3,949,789
       Lewis F. Pennock.............................  104,311,203         3,887,713
       Louis S. Sklar...............................  104,300,433         3,898,483

                                                                           Votes          Withheld/
         Matter                                         Votes For         Against        Abstentions
         ------                                         ---------         -------        -----------
(2)      Approval of a new Investment Advisory
         Agreement with A I M Advisors, Inc. .........   1,260,936         44,263            57,796
(3)(a)   Approval of the Modification of the
         Fundamental Restriction on Portfolio
         Diversification..............................     968,799         53,343           340,853**
(3)(b)   Approval of the Modification of the
         Fundamental Restriction on Issuing Senior
         Securities and Borrowing Money...............     956,533         65,576           340,886**
(3)(c)   Approval of the Modification of the
         Fundamental Restriction on Underwriting
         Securities...................................     951,579         58,884           352,532**
(3)(d)   Approval of the Addition of the Fundamental
         Restriction on Industry Concentration........     971,757         50,345           340,893**
(3)(e)   Approval of the Modification of the
         Fundamental Restriction on Real Estate
         Investments..................................     956,853         54,767           351,375**
(3)(f)   Approval of the Modification of the
         Fundamental Restriction on Purchasing or
         Selling
         Commodities..................................     951,448         62,301           349,246**
(3)(g)   Approval of the Modification of the
         Fundamental Restriction on Making Loans......     945,197         70,551           347,247**
(3)(h)   Approval of the Modification of the
         Fundamental Policy on Investment in
         Investment
         Companies....................................     963,764         59,399           339,832**
(4)      Approval of Making the Investment Objective
         of the Fund Non-Fundamental..................     957,710         62,044           343,241**
(5)      Ratification of the selection of
         PricewaterhouseCoopers LLP as Independent
         Accountants of the Fund......................   1,280,196         30,798            52,001

(*) Proposal 1 required approval by a combined vote of all of the portfolios of AIM Investment Funds
(**) Includes Broker Non-Votes

LARGE CAP OPPORTUNITIES FUND

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and                                Chairman and President                  Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                            Carol F. Relihan
                                                       Senior Vice President and Secretary     INVESTMENT MANAGER
Frank S. Bayley
Partner, Baker & McKenzie                              Dana R. Sutton                          A I M Advisors, Inc.
                                                       Vice President and Treasurer            11 Greenway Plaza
Bruce L. Crockett                                                                              Suite 100
Director                                               Melville B. Cox                         Houston, TX 77046
ACE Limited;                                           Vice President
Formerly Director, President, and                                                              TRANSFER AGENT
Chief Executive Officer                                Gary T. Crum
COMSAT Corporation                                     Vice President                          A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Owen Daly II                                           Mary J. Benson                          Houston, TX 77210-4739
Formerly, Director                                     Assistant Vice President and
Cortland Trust, Inc.                                   Assistant Treasurer                     CUSTODIAN

Albert R. Dowden                                       Sheri Morris                            State Street Bank and Trust Company
Chairman,                                              Assistant Vice President and            225 Franklin Street
The Cortland Trust, Inc. and                           Assistant Treasurer                     Boston, MA 02110
DHJ Media, Inc.; and
Director, Magellan Insurance Company,                                                          COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                                                                       Ballard Spahr
Volvo Group North America, Inc.; and                                                           Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                                1735 Market Street
                                                                                               Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                       Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                               919 Third Avenue
                                                                                               New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                        DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                                A I M Distributors, Inc.
of the U.S. House of Representatives                                                           11 Greenway Plaza
                                                                                               Suite 100
Carl Frischling                                                                                Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                          AUDITORS

Prema Mathai-Davis                                                                             PricewaterhouseCoopers, LLP
Member, Visiting Committee,                                                                    1201 Louisiana, Suite 2900
Harvard University Graduate School                                                             Houston, TX 77002
of Education, New School University,
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 0% is eligible for the dividends received deduction for corporations.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
        MORE AGGRESSIVE                          MORE AGGRESSIVE                  1976 and managed approximately $141 billion
                                                                                  in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                    including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                clients and financial institutions, as of
AIM Large Cap Opportunities(1)          AIM Asian Growth                          September 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth             The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM European Development                  AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                      AIM Euroland Growth                       complex in the United States in assets under
AIM Dent Demographic Trends             AIM International Equity                  management, according to Strategic Insight,
AIM Constellation                       AIM Global Growth                         an independent mutual fund monitor.
AIM Large Cap Growth                    AIM Worldwide Spectrum                        AIM is a subsidiary of AMVESCAP PLC, one
AIM Weingarten                          AIM Global Trends                         of the world's largest independent financial
AIM Small Cap Equity                    AIM International Value(3)                services companies with $361 billion in assets
AIM Capital Development                                                           under management as of September 30, 2001.
AIM Charter                                     MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                                 SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                              MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Energy(4)
AIM Basic Balanced                      AIM Global Infrastructure
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        GEN-AR-1

A I M DISTRIBUTORS, INC.